Subsequent Events	6 Months Ended
Jun. 30, 2013
Subsequent Event [Abstract]
Subsequent Events

13.Subsequent Events

a. On July 29, 2013, the Company completed the public offering of 558,333 shares of its 9.00% Series C Preferred Shares at a public offering price of $24.00 per share, which resulted in net proceeds of $12,595,992, net of underwriting discounts and commissions of $504,000 and estimated offering expenses of $300,000. Neige International purchased $4,999,992 of the Series C Preferred Shares, or 208,333 shares, sold in the offering at the public offering price. The net proceeds from the offering and $7,197,313 of the Company’s cash reserves were used to redeem and retire all of the outstanding Series B-1 Preferred Shares plus accrued and unpaid dividends. Following the completion of this offering, 2,500,000 Series C Preferred Shares are authorized and 558,333 shares are issued and outstanding. The Series C Preferred Shares commenced trading on the New York Stock Exchange under the symbol “TEUPRC” on July 30, 2013.

Dividends: Holders of the Series C Preferred Shares are entitled to receive cumulative dividends from the date of issuance. Dividends on Series C Preferred Shares shall accrue and be cumulative, on a 30/360 day count basis, at a rate of 9.00% per annum per $25.00 liquidation preference per Series C Preferred Share, subject to adjustment under certain circumstances as described in the Statement of Designation of the Rights, Preferences and Privileges of the Series C Preferred Shares, and are payable quarterly on January 1, April 1, July 1 and October 1 of each year, commencing October 1, 2013, when, as and if declared by the Company’s board of directors.

Redemption: The Series C Preferred Shares are not subject to mandatory redemption. At any time on or after July 29, 2016 and prior to July 29, 2018, the Company, at its option, may redeem, in whole or in part, the Series C Preferred Shares at a redemption price equal to 101% of the liquidation preference of $25.00 per share and at any time thereafter at a redemption price equal to the liquidation preference of $25.00 per share, in each case plus an amount equal to all accumulated and unpaid dividends.

Conversion rights: The Series C Preferred Shares are not convertible into common shares, except under certain conditions upon a change of control of the Company.

b. On August 5, 2013, the Company prepaid $5,000,000 to Paragon Shipping under its unsecured loan agreement.

c. On August 6, 2013, the Company declared a quarterly dividend of $0.12 per common share, with respect to the second quarter of 2013, paid on September 17, 2013, to shareholders of record as of the close of business on September 10, 2013.

d. On September 16, 2013, the Company declared a cash dividend of $0.39375 per share on its Series C Preferred Shares for the period from the original issuance of the Series C Preferred Shares on July 29, 2013 through September 30, 2013. The dividend was paid on October 1, 2013 to all holders of Series C Preferred Shares of record as of September 30, 2013.